                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                      January 23, 2004 (January 22, 2004)

                       St. Mary Land & Exploration Company
             (Exact name of registrant as specified in its charter)

          Delaware                   001-31539                  41-0518430
(State or other jurisdiction        (Commission               (I.R.S Employer
      of incorporation)             File Number)             Identification No.)

             1776 Lincoln Street, Suite 700, Denver, Colorado 80203
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 861-8140

                                 Not applicable
         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

             The following exhibit is furnished as part of this report:

             Exhibit 99.1  Press release of St. Mary Land & Exploration
                           Company dated January 22, 2004

Item 12.  Results of Operations and Financial Condition.

On January 22,  2004,  St. Mary Land &  Exploration  Company  issued a press release announcing its 2004 capital expenditures budget,  year-end 2003 reserves and an update on its operations for the fourth quarter and full year of 2003. As indicated  in the press  release,  the  Company  has  scheduled  a related  2003 year-end  results  teleconference  call for February 27, 2004, at 8:00 AM (MST).
This press release is attached hereto as Exhibit 99.1.

                                                    SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ST. MARY LAND & EXPLORATION COMPANY

Date:  January 23, 2004                  By: /S/ DAVID W. HONEYFIELD
                                             -----------------------
                                             David W. Honeyfield
                                             Vice President - Finance,
                                             Treasurer and Secretary